INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into this February ___, 2009 between DIALYSIS CORPORATION OF AMERICA, a Florida corporation (the "Company," which term includes all of its subsidiaries or affiliated companies), and ______________________
("Indemnitee").

                                WITNESSETH THAT:

     WHEREAS, the Company and Indemnitee recognize that, directors, officers, and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the Company or business enterprise itself, the result of which being highly competent persons have become reluctant to join, and if already employed or affiliated, to continue to serve corporations as directors, officers, or in other capacities unless they are provided with adequate protection against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

     WHEREAS, the Company and Indemnitee recognize the consistently increasing costs of liability insurance as well as the general reductions or exceptions in the coverage of such insurance;

     WHEREAS, the uncertainties relating to such insurance and to indemnification can increase the difficulty of attracting and retaining such persons;

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that any resulting difficulty in attracting and retaining such persons is detrimental to the best interests of the Company and its stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

     WHEREAS, although the certificate of incorporation and bylaws, as amended (the "Charter Documents") of the Company require indemnification of the persons serving the Company pursuant to the Florida Business Corporation Act ("FBCA"), the bylaws and the FBCA expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the Board, officers and other persons with respect to indemnification; as a result the Company believes that it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

     WHEREAS, this Agreement is a supplement to and in furtherance of the Company's Charter Documents and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder;

     WHEREAS, Indemnitee does not regard the protection available under the Company's Charter Documents adequate in the present circumstances, and is not willing to serve or continue to serve as an officer or director of the Company or other Enterprise (as defined below) without adequate protection, and the Company desires Indemnitee to serve and continue to serve in such capacity(ies); and

     WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified.

     NOW, THEREFORE, in consideration of Indemnitee's agreement to serve or continue to serve the Company in his or her designated capacity from and after the date hereof and in consideration of the covenants contained herein, the Company and the Indemnitee agree as follows:

1. Definitions. For purposes of this Agreement:
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     (a) "Change in Control" shall mean any one of the following events to occur after the date of this Agreement:

         (i) Acquisition of Stock by Third Party. Any Person (as defined below) or Persons acting as a group that is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

         (ii) Change in Board of Directors. During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (i),(iii) or (iv)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a least a majority of the members of the Board;

         (iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company, which are outstanding immediately prior to such merger or consolidation, continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

         (iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; and

         (v) Other Events. There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange

Act (as defined below), whether or not the Company is then subject to such reporting requirement.

     (b) "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act; provided, however, that Beneficial Owner shall exclude any Person otherwise becoming a Beneficial Owner by reason of the stockholders of the Company approving a merger of the Company with another entity.

     (c) "Corporate Status" describes the status of a person who is or was a director, officer, employee or agent of the Company or is or was a director, officer, employee or agent of any other Enterprise (as defined below).

     (d) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding (as defined below) in respect of which indemnification is sought by Indemnitee.

     (e) "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the express written request of the Company as a director, officer, employee or agent.

     (f) "Evaluation Date" shall mean, as to any Indemnification Request (as defined in Section 9(a)), the date that is forty-five (45) calendar days after the date of receipt by the Company of such Indemnification Request provided, however, that such 45-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person(s) making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto.

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Expenses" shall include all reasonable attorneys' fees, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding, or responding to, or objecting to, a request to provide discovery in any Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments, penalties or fines against Indemnitee.

     (i) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to other indemnitees under similar indemnification agreements), or
(ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

     (j) "Person" shall mean any individual, corporation, company, general or limited partnership, limited liability company, joint venture, trust, or other entity; provided, however, Person shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation, partnership, joint venture, trust, employment benefit plan or other enterprise owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     (k) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of Indemnitee's Corporate Status, by reason of any action taken by Indemnitee or of any inaction on Indemnitee's part during Indemnitee's Corporate Status, or by reason of Indemnitee's Corporate Status serving another Enterprise; in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or Expense is incurred for which indemnification, including advancement of Expenses can be provided under this Agreement.

     (l) "Statute" means Section 607.0850 of the FBCA or any successor provisions(s) thereto.

2. Services to the Company. Indemnitee will serve or continue to serve in
   -----------------------
Indemnitee's capacity as a(n) _________________ [insert Indemnitee's Corporate Status] of the Company for so long as Indemnitee is duly elected, appointed or otherwise has an agreement to so serve or until Indemnitee tenders Indemnitee's resignation, Indemnitee's term of service or agreement expires, or Indemnitee is otherwise terminated by the Company.

3. Indemnification of Indemnitee.  The Company hereby agrees to hold harmless
   -----------------------------
and indemnify Indemnitee and, as part of such indemnification advance Expenses to Indemnitee, as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof, and as such may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

     (a) Third-Party Proceedings. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3(a) if, by reason of Indemnitee's Corporate Status, the Indemnitee was or is, or is threatened to be made, a party to or participant in any Proceeding other than as provided in Section 3(b). Pursuant to this Section 3(a), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred, as well as any judgments, penalties, fines (including an excise tax assessed with respect to any employee benefit plan) and amounts paid in settlement which were incurred by Indemnitee, or on Indemnitee's behalf, in connection with such Proceeding or any matter therein, or appeal thereof, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company or other Enterprise, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful.

     (b) Derivative Proceedings.

         (i) Indemnitee shall be entitled to the rights of indemnification provided in this Section 3(b) if, by reason of Indemnitee's Corporate Status, the Indemnitee was or is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3(b), Indemnitee shall be indemnified against all Expenses and, subject to the provisions of subparagraph (ii) below, amounts paid in settlement not exceeding, in the judgment of the Board, the estimated Expense of litigating the Proceeding to conclusion, actually and reasonably incurred by the Indemnitee, or on the Indemnitee's behalf, in connection with the defense or settlement of such Proceeding or any matter therein or appeal thereof. The indemnification provided for hereby shall be authorized if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company. If applicable law so provides, no indemnification under this Section 3(b) shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable unless, and only to the extent that the court in which the Proceeding was brought, or any other court of competent jurisdiction, shall determine upon application by Indemnitee that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification.

         (ii) Indemnification for amounts paid in settlement of the Proceeding noted in paragraph (i) above shall not exceed, in the judgment of the Board, the estimated Expense of litigating the Proceeding to conclusion; provided however that to the extent that Indemnitee is not satisfied with the amount estimated by the Board, Indemnitee may retain, at Indemnitee's own expense, an independent consultant/agent to assess and provide an amount of the estimated Expense of litigating the Proceeding to conclusion. Indemnitee shall present such independent analyses to the Board and to the extent of any discrepancy in the amounts estimated between the Board and the Indemnitee, and further to the extent that the Indemnitee and Board cannot resolve the differences between them, the parties agree to submit the matter to binding arbitration or mediation in accordance with the Commercial Arbitration Rules of the American Arbitration Association in or about the county of Cumberland, Pennsylvania. The costs associated with any arbitration or mediation shall be borne entirely by the Company.

         (iii) To the extent indemnification is not provided to Indemnitee under this Section 3(b) because Indemnitee was adjudged to be liable, and applicable law does not otherwise provide for indemnification, and provided further that the court in which the Proceeding was brought, or any other court of competent jurisdiction, has not made any prior determination that indemnification is available, Indemnitee may apply to the court in which the Proceeding was brought, or to any other court of competent jurisdiction, for a determination that notwithstanding the adjudication of Indemnitee as liable in the Proceeding, Indemnitee is entitled to indemnification in view of the circumstances of the Proceeding. To the extent that Indemnitee is successful in obtaining a finding by the court that Indemnitee is entitled to indemnification irrespective of the adjudication of liability, the Company hereby agrees to reimburse Indemnitee for all reasonable Expenses of Indemnitee incurred by Indemnitee in connection with such application for indemnification. The Company further agrees to stay any claim or demand for return of any advanced Expenses to Indemnitee in connection with the Proceeding during the pendency of Indemnitee's application to the court for indemnification per this paragraph
(iii). A finding by the court in such case that Indemnitee is entitled to retain any advanced Expenses per this Agreement shall be considered as a determination by such court that Indemnitee was entitled to indemnification irrespective of an adjudication of liability and in such case the Company shall be responsible for reimbursing Indemnitee for the Expense of such application.

     (c) Indemnitee Wholly or Partly Successful on the Merits. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is successful on the merits or otherwise, in defense of any Proceeding referred to in Section 3(a) or (b) above, Indemnitee shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful on the merits or otherwise as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. The Company acknowledges that a settlement or other disposition of a Proceeding referred to in Sections 3(a) or (b) above short of final judgment, including, without limitation, dismissal of the Proceeding or a claim, issue or matter therein as against Indemnitee, with or without prejudice, may be deemed an otherwise successful defense of such Proceeding or claim, issue or matter therein. In the event that any Proceeding referred to in Sections 3(a) or
(b) above to which Indemnitee is a party, or any claim, issue or matter therein, is resolved in any manner other than by adverse judgment against Indemnitee, it shall be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding or the particular claim, issue or matter therein. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

4. Termination of Proceeding Non-conclusive. The termination of any
   ----------------------------------------
Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

5. No Employment Rights.  Nothing contained in this Agreement is intended to
   --------------------
create in Indemnitee any right to continued employment or to continue in the position of Indemnitee's Corporate Status.

6. Additional Indemnification.  Notwithstanding any other provision of this
   --------------------------
Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Charter Documents or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Florida corporation, partnership, joint venture, trust, employment benefit plan or other enterprise to indemnify a member of its board of directors, board of trustees, or similar board, an officer, an employee or an agent, such changes shall be, in and of itself, within the purview of the Indemnitee's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Florida corporation, partnership, joint venture, trust, employment benefit plan or other enterprise to indemnify a member of its board of directors, board of trustees, or similar board, an officer, an employee or an agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

7. Indemnification for Expenses of a Witness.  Notwithstanding any other
   -----------------------------------------
provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness, or is made (or asked to) respond to discovery requests, in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

8. Advancement of Expenses.  Notwithstanding any other provision of this
   -----------------------
Agreement, the Company shall, prior to the disposition of such Proceeding, advance all reasonable Expenses incurred by or on behalf of Indemnitee in defending any civil or criminal Proceeding by reason of Indemnitee's Corporate Status within fifteen (15) days after the receipt by the Company of a written statement or statements from Indemnitee requesting such advance or advances from time to time, provided that such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall be accompanied by a written undertaking by or on behalf of Indemnitee to repay any and all of such Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses, or Indemnitee is adjudged liable in a Proceeding set forth in Section 3(b) above and Indemnitee's subsequent application to a court of competent jurisdiction for indemnification notwithstanding such judgment, has been denied by such court. Any advances and undertakings to repay pursuant to this Section 8 shall be unsecured and interest free.

9. Procedures and Presumptions for Determination of Entitlement to
   ---------------------------------------------------------------
Indemnification.  It is the intent of this Agreement to secure for Indemnitee
---------------
rights of indemnity that are at least as favorable as may be permitted under the FBCA and public policy of the State of Florida. Accordingly, the parties agree that the following procedures and presumptions shall apply with respect to the determination that indemnification of the Indemnitee pursuant to this Agreement is proper under the circumstances because the Indemnitee has met the standards of conduct provided in this Agreement.

     (a) To obtain indemnification under this Agreement, Indemnitee shall timely submit to the Company, to its corporate Secretary, a written request ("Indemnification Request"), including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such Indemnification Request, advise the Board in writing that Indemnitee has requested indemnification.

     (b) Provided that payment of indemnification by the Company in a particular Proceeding has not already been determined by a court of competent jurisdiction, upon the Indemnification Request pursuant to the first sentence of Section 9(a) hereof, a determination with respect to Indemnitee's entitlement thereto shall be made in the specific case: (1) by the Board by the majority vote of a quorum consisting of disinterested directors; and if no such quorum exists, then (2) by the majority vote of a committee of the Board consisting of not less than two disinterested directors which has been duly designated by the Board (directors who are parties to the Proceeding at hand having the right to participate in the designation of such committee); and if no such committee is able to be designated under the circumstances, then (3) by either of (i) Independent Counsel selected by a majority vote of the full Board (wherein directors who are parties to the Proceeding at hand may participate in such vote), or (ii) by a majority vote of a quorum of the Company's disinterested shareholder's (if such quorum is obtainable, and if not obtainable because of an interest in the Proceeding at hand, then a majority vote of the shareholders who are not parties to the Proceeding).
The above notwithstanding, in the event of a Change of Control the determination of entitlement to indemnification for Indemnitee shall be made solely by Independent Counsel in accordance with the procedures set forth below in subsection (c). For purposes hereof, disinterested directors are those members of the Board who are not parties to the Proceeding in respect of which indemnification is sought by Indemnitee.

     (c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(b) hereof, the Independent Counsel shall be selected as provided in this Section 9(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board as provided in Section 9(b)(3), and the Company shall give written notice to the Indemnitee advising him of the identity of the Independent Counsel so selected within fifteen (15) days of its receipt of the Indemnification Request from the Indemnitee. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless the Indemnitee shall request that such selection be made by the then existing Board, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected at the time the Indemnitee provides Indemnitee's Indemnification Request. In either event, the party receiving such written notice of selection may, within ten (10) days after such written notice shall have been given, deliver to the notifying party a written objection to such selection; provided, however, that such objection may be asserted only on the grounds that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Sections 1(i) and 9 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel.
If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. Either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Indemnitee or the Company to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under this Section 9. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to this Section 9, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed.

     (d) In making a determination with respect to entitlement to indemnification hereunder, the person(s) making such determination shall review the Indemnification Request and related materials and endeavor to determine whether the Indemnitee is entitled to indemnification under this
Agreement with the respect to the matters described therein.   As of the
Evaluation Date, unless otherwise delayed by virtue of disagreement on the appointment of Independent Counsel (in which case, the Evaluation Date shall be delayed until the applicable period of time after such Independent Counsel has been appointed), and unless the person(s) making such determination has determined that the Indemnitee is not entitled to indemnification under this Agreement with respect to the matters described in such Indemnification Request, there shall be created the presumption that Indemnitee is entitled to indemnification under this Agreement and the requisite determination of entitlement to indemnification shall be deemed to have been made, in which case Indemnitee shall be entitled to such indemnification absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement in connection with the Indemnification Request not materially misleading, or (ii) a prohibition of such indemnification under this Agreement or applicable law; provided, further, that the foregoing provisions of this Section 9(d) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 9(b) of this Agreement. Such presumption shall continue, and indemnification shall be provided under this Agreement unless and until such time as the person(s) making such determination shall reasonably determine that the Indemnitee is not entitled to indemnification under this Agreement. Subject to applicable law, a determination by the applicable person(s) that the Indemnitee is not entitled to indemnification under this Agreement shall be given effect under this Agreement only to the extent such determination is made in good faith and is based upon clear and convincing evidence.

     (e) In furtherance of this Section 9 regarding the determination of the propriety of indemnification, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to a criminal action or proceeding had no reasonable cause to believe that Indemnitee's conduct was unlawful. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

     (f) Indemnitee shall cooperate with the person(s) charged with making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person(s) upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board or stockholder of the Company shall act reasonably and in good faith in making a determination regarding the Indemnitee's entitlement to indemnification under this Agreement. Any Expenses incurred by Indemnitee in so cooperating with the person(s) making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

10. Remedies of Indemnitee.
    ----------------------

     (a) In the event that (i) a determination is made pursuant to Section 9 hereof that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to
Section 8 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Section 9(d) of this Agreement within 75 days after receipt by the Company of the Indemnification Request, or (iv) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 9 of this Agreement, Indemnitee shall be entitled to petition the court in which the Proceeding is or was brought or such other court of competent jurisdiction, for an adjudication of Indemnitee's entitlement to such indemnification or advancement of Expenses. Indemnitee agrees that Indemnitee shall commence any such action seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a). The Company shall not interfere with, prevent or oppose the Indemnitee's timely commencement of such action. Upon such timely commencement of an action by Indemnitee, and provided that the court in question has all requisite jurisdiction over the parties and subject matter, said court shall have the exclusive authority to make such determination unless and until the court dismisses or otherwise terminates such action without having made a decision. Notwithstanding the above, alternatively, the Indemnitee, at Indemnitee's option, may seek an award for entitlement to such indemnification in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association in or about the county of Cumberland, Pennsylvania.

     (b) The court or arbitrator shall make its independent determination pursuant to Section 607.0850(9) of the FBCA or successor Statute or rule, as the same may be subsequently amended; provided, that there shall exist a rebuttable presumption that the Indemnitee is entitled to indemnification under this Agreement and the burden of rebutting this presumption by clear and convincing evidence shall be on the Company or such other party challenging such indemnification. Neither the failure of the Board or such other person(s) to have made a determination prior to the commencement of any action by Indemnitee pursuant to this Section 10 that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, shall (i) constitute a defense to the action brought by Indemnitee hereunder, (ii) create a presumption that Indemnitee is not entitled to indemnification under this Agreement, or (iii) otherwise alter the presumption in favor of the Indemnitee referred to in the preceding sentence of this subsection. In the event that a determination shall have been made pursuant to Section 9(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial or arbitration on the merits, and the Indemnitee shall not be prejudiced by reason of that adverse determination.

     (c) If the court or arbitrator determines that the Indemnitee is entitled to be indemnified for any liabilities (other than Expenses) and/or Expenses, or to receive the advancement of Expenses, in any case pursuant to this Agreement, unless otherwise ordered by the court or arbitrator, the Company shall pay such liabilities and/or Expenses (net of any Expenses, if any previously advanced to the Indemnitee under Section 8 above), within ten
(10) business days of the rendering of such determination by the court or arbitrator.

     (d) The Indemnitee shall pay all Expenses incurred by Indemnitee in connection with Indemnitee's seeking a judicial adjudication or arbitration under this Section 10 of Indemnitee's rights under, or to recover damages for breach of, this Agreement, or to recover under any directors' and officers' liability insurance policies that may be maintained by the Company, unless it shall be ultimately determined by the court or arbitrator that Indemnitee is entitled, in whole or in part, to be indemnified by, or to receive advances of Expenses from, the Company, as authorized by this Agreement, in which case the Expenses incurred by Indemnitee in seeking his remedies under this
Section 10 shall be paid or reimbursed by the Company in addition to the monies otherwise due Indemnitee under this Agreement. All Expenses incurred by Indemnitee in connection with any subsequent appeal by Indemnitee of any judicial or arbitration determination provided for in this subsection (d) shall be paid by Indemnitee regardless of the disposition of such appeal.

     (e) The Company shall be precluded from asserting in any judicial or arbitration proceeding commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or arbitration that the Company is bound by all the provisions of this Agreement.

     (f) The parties agree and acknowledge that in the event of a breach by the Company of its obligations under this Agreement, or a breach of any other material provision of this Agreement, damages at law may be an insufficient remedy to the Indemnitee. Accordingly the parties agree that, in addition to any other remedies or rights that may be available to the Indemnitee, the Indemnitee shall also be entitled, upon application to a court of competent jurisdiction, to obtain temporary or permanent injunctions to compel specific performance of the obligation of the Company under this Agreement.

11. Non-Exclusivity.  The rights of indemnification as provided by this
    ---------------
Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Charter Documents, any agreement, or a vote of stockholders or disinterested directors or otherwise, of the Company. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any Proceeding to which Indemnitee is or becomes a party which arises prior to such amendment, alteration or repeal or which is based upon action taken or omitted by Indemnitee in Indemnitee's Corporate Status prior to the amendment, alteration or repeal of this Agreement. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

12. Insurance; Subrogation.
    ----------------------

     (a) The Company may purchase and maintain an insurance policy or policies providing liability insurance coverage for Indemnitee against any liability or Expense asserted or incurred by or on behalf of Indemnitee in Indemnitee's capacity as a director, officer, employee or agent of the Company or of any other Enterprise, or arising out of Indemnitee's Corporate Status, whether or not the Company would have power to indemnify Indemnitee against such liability or advance Expenses under the provisions of this Agreement or under the

Statute as it may then be in effect. Except as expressly provided herein, the purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the Company and the Indemnitee under this Agreement and the execution and delivery of this Agreement by the Company and Indemnitee shall not in any way be construed to limit or affect the rights and obligations of the Company and of the other party or parties thereto under any such policy or agreement of insurance.

     (b) If the Indemnitee shall receive payment from any insurance carrier or from any other source other than the Company in connection with any Proceeding in respect of indemnified amounts after payment on account of all or part of such indemnified amounts have been made by the Company pursuant to this Agreement, the Indemnitee shall promptly reimburse the Company for the amount, if any, by which the sum of such payment by such insurance carrier or other payment source and the payments by the Company hereunder exceed such indemnified amounts, and if before payment on account of all or part of such indemnified amounts have been made by the Company pursuant to this Agreement, the payments received by Indemnitee from any insurance carrier or other source shall be treated as a set-off or reduction of the actual amounts required to be paid by the Company in respect of such indemnified amounts. The above notwithstanding, portions, if any, of insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of the insurance policy, such as co-insurance, retention or deductible amounts, shall not be deemed as payments to the Indemnitee hereunder by such insurance carrier.

     (c) Upon payment of indemnified amounts under this Agreement, the Company shall be subrogated to the Indemnitee's rights against any insurance carrier in respect of such indemnified amounts and the Indemnitee shall execute and deliver any and all instruments and documents, and perform any and all other acts or deeds that the Company deems necessary or advisable to secure such rights. The Indemnitee shall do nothing to prejudice such rights of recovery or subrogation.

     (d) The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other Enterprise.

13. Exception to Right of Indemnification. Notwithstanding any provision in
    -------------------------------------
this Agreement to the contrary, the Indemnitee shall not be entitled to any indemnification or advancement of Expenses for indemnification, and the Company shall not be obligated to and shall not indemnify, contribute or advance Expenses to the Indemnitee:

     (a) with respect to any Proceeding for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law;

     (b) in connection with any Proceeding (or any part of any Proceeding) initiated or brought voluntarily by Indemnitee and not by way of defense, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Board authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (ii) the Proceeding is brought to establish or enforce a right to indemnification, contribution or an advance of Expenses under Section 10 hereof, the Statute, the Charter Documents, or other applicable law then in effect; or

     (c) if a judgment or other final adjudication establishes that Indemnitee's actions or omissions to act were material to the Proceeding so adjudicated and constitute: (i) a violation of criminal law, except where the Indemnitee had reasonable cause to believe Indemnitee's conduct was lawful or had no reasonable cause to believe Indemnitee's conduct was unlawful; (ii) a transaction from which the Indemnitee derived an improper personal benefit;
(iii) a violation of Section 607.0834 (unlawful distributions) of the FBCA; or (iv) willful misconduct or a conscious disregard for the best interests of the Company in a Proceeding by or in the right of the Company to procure a judgment in its favor or in a Proceeding by or in the right of a shareholder.

14. Contribution.
    ------------

     (a) Subject to this Section 14 and the provisions of Section 13 above, in the event that indemnification provided herein is not available for any reason whatsoever, the Company in lieu of indemnifying the Indemnitee shall contribute to the amount incurred by or on behalf of Indemnitee for liabilities and/or for reasonable Expenses in connection with any Proceeding in such proportion as is deemed fair and reasonable by the Board or other designated authority in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and the Indemnitee as a result of the events or transactions giving rise to such Proceeding; and/or (ii) the relative fault of the Company (and it other executives, employees and agents) and the Indemnitee in connection with such events or transactions.

     (b) The relative fault of the Company (and its other executives, employees and agents) on the one hand, and of the Indemnitee on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in the liabilities and Expenses as well as the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

     (c) The Company's payment of, and the Indemnitee's right to, contribution under this Section 14 shall be made and determined in accordance with, pursuant to and in the same manner as, the provisions in Section 9 hereof as applicable, relating to the Company's payment of, and the Indemnitee's right to, indemnification under this Agreement.

15. Duration of Agreement.  All agreements and obligations of the Company
    ---------------------
contained herein shall continue during the period Indemnitee is an officer, director, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another Enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or Expense is incurred for which indemnification can be provided under this Agreement.

16. Consideration; Entire Agreement.
    -------------------------------

     (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve as a(n) _________________ [insert Indemnitee's Corporate Status] of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving or continuing to serve as a(n) _________________ [insert Indemnitee's Corporate Status] Director of the Company.

     (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

17. Severability.  The invalidity or unenforceability of any provision hereof
    ------------
shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement is intended to confer upon Indemnitee indemnification rights to the fullest extent permitted by applicable law. In the event any provision hereof conflicts with any applicable law to the effect that it restricts or narrows the application of such law with respect to indemnification of Indemnitee, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

18. Modification and Waiver.  No supplement, modification, termination or
    -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

19. Notice by Indemnitee.  Indemnitee agrees promptly to notify the Company
    --------------------
in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.

20. Notices.  All notices and other communications given or made pursuant to
    -------
this Agreement shall be in writing and shall be deemed effectively given:
(a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

     (a) To Indemnitee: at the address set forth below Indemnitee signature.

     (b) To Company: Dialysis Corporation of America
                     1302 Concourse Drive, Suite 204
                     Linthicum, MD 21090
                     Attention: Stephen W. Everett, President & CEO

         cc:         Company Counsel Jaffe & Falk, LLC
                     777 Terrace Avenue, Suite 503
                     Hasbrouck Heights, NJ 07604
                     Attention: Joshua M. Jaffe, Esq.

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be prior to the date of the notice being sent.

21. Counterparts.  This Agreement may be executed in two or more
    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Headings.  The headings of the paragraphs of this Agreement are inserted
    --------
for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

23. Governing Law.  This Agreement and the legal relations among the parties
    -------------
shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida applicable to contracts made and to be performed therein, without regard to its conflict of laws rules.

24. Assignment; No Third Party Beneficiaries.
    ----------------------------------------

     (a) Any claim, right, title, benefit, remedy, or interest of the Indemnitee in, to or under or arising out of or in connection with this Agreement is personal and may not be sold, assigned, transferred, pledged, or hypothecated, but the provisions hereof shall survive the death, disability or other incapacity of the Indemnitee or the termination of the Indemnitee's services as a director, officer, employee or agent of the Company, or in any other capacity as to which indemnification is available under this Agreement, and shall inure to the benefit of the Indemnitee's heirs, devisees, executors, administrators and other legal representatives. This Agreement shall inure to the benefit of and shall be binding upon the successors in interest and assigns of the Company, including any successor corporation resulting from a merger, consolidation, recapitalization, reorganization, sale of all or substantially all of the assets of the Company, or any other transaction resulting in the successor corporation assuming the liabilities of the Company under this Agreement (by operation of law or otherwise).

     (b) This Agreement is not intended to benefit, and has not been entered into for the benefit of, any third party, and other than as set forth in the preceding paragraph as to heirs, devisees, assignees, executors, administrators, other legal representatives and successors. Nothing in this Agreement, whether expressed or implied, is intended or should be construed to confer upon, or to grant to any person, except the Company and the Indemnitee, and except as provided in subparagraph (a) above, any claim, right, benefit or remedy under or because of this Agreement or any provision hereof.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                  DIALYSIS CORPORATION OF AMERICA


                                  By: ------------------------------------
                                      Name:
                                      Title:



                                  INDEMNITEE


                                  -----------------------------------------
                                  Name:
                                  Address: